U.S. SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549



                         FORM 8 - K



      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):  December 22, 1997



                   BSD MEDICAL CORPORATION


               Commission file number 0-10783


           DELAWARE                        75-1590407
   (State of Incorporation)    (IRS Employer Identification Number)



     2188 West 2200 South
     Salt Lake City, Utah                     84119
(Address of principal executive offices)    (Zip Code)



Registrant's  telephone number, including area  code:   (801) 972-5555

                 CURRENT EVENTS ON FORM 8-K


ITEM 5.  OTHER EVENTS

On January 6, 1998, BSD Medical Corporation issued an attached press release regarding a court ruling in litigation with Urologix, Inc.

On January 13, 1998, BSD Medical Corporation issued an attached press release regarding appointment of Dr. Michael
Nobel to BSD's Board of Directors.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

  No exhibits are being filed with this Form 8-K.

                               Contact: Dixie Toolson Sells
                                        BSD MEDICAL CORPORATION
                                        Telephone: (801) 972-5555
                                        Email: BSDMC@aol.com


For Immediate Release
---------------------
       BSD Medical Announces Significant Court Ruling in License Litigation with Urologix, Inc.

  Court Grants BSD's Motion for Partial Summary Judgment in
                     Urologix Litigation

   SALT LAKE CITY, Utah, January 6, 1998 - BSD Medical (OTCBB:BSDM) On December 22, 1997, the United States District Court for
the District of Minnesota issued a significant ruling in the litigation between BSD Medical Corporation (BSD) and Urologix, Inc. The litigation concerns the continued validity of the non-exclusive license to practice certain patents granted by BSD to Urologix in settlement of prior patent infringement litigation.
In its counterclaim against Urologix, BSD alleged that Urologix breached a confidentiality provision of the license agreement and that the Company's termination of the license agreement was therefore proper. In ruling on the parties' cross-motions for summary judgment, the District Court denied Urologix's motion and granted BSD's motion, finding that Urologix had breached the technology license agreement.

   BSD pioneered the commercial field of heat therapy for the treatment of disease and the non-surgical treatment of benign diseases of the prostate using microwave energy. BSD Medical Corporation is the leading developer and manufacturer of hyperthermia systems for cancer therapy.

Statements contained in this press release which are not historical facts are forward looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission.

                             Contact: Dixie Toolson Sells
                                      BSD MEDICAL CORPORATION
                                      Telephone: (801) 972-5555
                                      Email: BSDMC@aol.com
For Immediate Release
---------------------
      Dr. Michael Nobel Joins BSD's Board of Directors
  Nobel Family Chairman Accepts Nomination as BSD Director

   SALT LAKE CITY, Utah, January 13, 1998 - BSD Medical (OTCBB:BSDM) BSD Medical announced today that Dr. Michael Nobel has accepted
a  position as a member of the Board of Directors.   Dr.  Nobel
brings a wealth of experience from a distinguished life and career to his position as BSD director. Dr. Gerhard Sennewald, a BSD director, stated that, "Dr. Nobel brings to the BSD Board
invaluable  experience  and  will  provide  an  important   and
distinctive perspective to the planning for the future of BSD because of his comprehensive understanding of the healthcare
industry.   We  are very proud to have him join  the  Board  of
Directors  and  look  forward  to  his  contributions  to   the
Company."

Dr. Nobel is the Chairman of the Board of the Nobel Family Society and is a great-grandnephew of Alfred Nobel. He has served as a consultant to Unesco in Paris and the United Nations Social Affairs Division in Geneva and is Chairman of the American Non-Violence Project Inc.

Following studies in Sweden and the U.S. (Harvard Business School), Dr. Nobel obtained a doctorate from the University of Lausanne, Stockholm. Dr. Nobel is currently CEO of the MRAB group, which provides diagnostic imaging services, and is either chairman or a member of the board of five international companies involved in medical diagnostics and treatment. He participated in the introduction of magnetic resonance imaging (as European Vice President for Fonar Corp.) and has worked in that field since 1980.

BSD pioneered the commercial field of heat therapy for the treatment of disease and the non-surgical treatment of benign diseases of the prostate using microwave energy. BSD Medical Corporation is the leading developer and manufacturer of hyperthermia systems for cancer therapy.

Statements contained in this press release which are not historical facts are forward looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission.

                           ######

SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              BSD MEDICAL CORPORATION


Date:  January 14, 1998     By:  /s/  Paul F. Turner
                                Paul F. Turner
                                Chairman of the Board, Acting
                                President, and Senior Vice
                                President of Research